SECOND LOAN MODIFICATION AGREEMENT
This Second Loan Modification Agreement (the “Agreement”) is entered into as of February 1, 2019 (the “Effective Date”) by and between Zions Bancorporation, N.A., dba Zions First National Bank (“Lender”); LifeVantage Corporation, a Delaware corporation (“LifeVantage”), and Lifeline Nutraceuticals Corporation, a Colorado corporation (together with LifeVantage, the “Borrower”).
A.    Lender and Borrower entered into a Loan Agreement dated March 30, 2016, as amended (the “Loan Agreement”), pursuant to which Lender agreed to make a loan to Borrower (the “Loan”), evidenced by a Facility 1 Promissory Note (RLOC) and a Facility 2 Promissory Note (Term Loan) (together the “Promissory Notes”). The Promissory Notes are secured by the Collateral described in that certain Security Agreement dated as of March 30, 2016 (the “Security Agreement”). The Loan Agreement, Promissory Notes, Security Agreement and all other documents defined as Loan Documents in the Loan Agreement are hereinafter collectively referred to as the “Loan Documents.”
B.    Lender and Borrower now desire to modify the Loan Documents on the terms set forth below.
In exchange for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower and Lender agree as follows:

1.	Amendment to Loan Agreement. The Loan Agreement shall be amended as follows:
1.1    Section 1.9 shall be deleted in its entirety and replaced with the following:
1.9 "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than (i) trade payables and current operating liabilities not for borrowed money, entered into in the ordinary course of business on ordinary terms that are not more than one hundred twenty (120) days past due, unless contested in good faith and by appropriate proceedings and (ii) any obligations of such Person under any of its existing employee bonus or deferred compensation plans); (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such Person with respect to capital leases; (f) all guaranties of such Person of any indebtedness of another Person; (g) net mark-to market exposure of such Person under interest rate swap, cap, collar, foreign exchange, or similar hedging arrangements; and (h) the sale, with recourse, of any of such Person's accounts. Notwithstanding the foregoing, to the extent operating leases become capital obligations due to changes in GAAP accounting rules, such operating leases shall not constitute Debt as defined herein.
1.2    Section 1.17 shall be deleted in its entirety and replaced with the following:
1.17 “Facility 1 Loan Commitment” means the obligation of Lender to make a revolving loan in an amount not to exceed Five Million Dollars ($5,000,000), as such amount may be reduced in accordance with Section 2.9 hereof.
1.3    Section 6.3(a) shall be deleted in its entirety and replaced with the following:
6.3(a)    Fixed Charge Coverage Ratio. Borrower shall maintain a Fixed Charge Coverage Ratio of not less than 1.10: l, to be measured quarterly on the last day of each Fiscal Quarter on a trailing twelve months basis.
1.4    Section 6.3(b) shall be deleted in its entirety and replaced with the following:
6.3(b)    Minimum Working Capital. Borrower shall maintain a minimum working capital each Fiscal Quarter of not less than Six Million Dollars ($6,000,000), measured quarterly on the last day of each Fiscal Quarter. For purposes of this Section, working capital shall be defined as current assets minus current liabilities, in each case calculated on a consolidated basis for the Borrower and its Subsidiaries.
1.5    Section 6.4 shall be deleted in its entirety and replaced with the following:
6.4. Limitations on Debt. Borrower shall not create, incur, assume or allow to exist any additional Debt in excess of Seven Hundred Fifty Thousand Dollars ($750,000) without Lender’s written consent, measured annual at Fiscal Year-end, except (a) Debt of the Borrower owing to any Subsidiary and of any Subsidiary owing to the Borrower or any other Subsidiary, (b) Debt to Lender or its Affiliates and (c) Debt under currency and foreign exchange hedging arrangements entered into in the ordinary course of business and not for speculative purposes.
2.No Stock Repurchases on Margin. Borrower shall not repurchase any stock on margin without Lender’s prior written consent.
3.Non-Use Fee. Borrower shall pay to Lender a non-use fee in an amount equal to 0.35% of the unused portion of the revolving loan, calculated on the average unused daily balance of the revolving loan for each calendar quarter or portion thereof based on a 360-day year and actual days elapsed. For purposes of calculating the unused portion of the revolving loan, outstanding letters of credit issued hereunder shall be considered usage of the Loan. Such fee shall be payable quarterly, in arrears, and shall be due upon receipt by Borrower of a statement therefore from lender.
4.Amended and Restated Promissory Note. Borrower shall deliver to Lender the Amended and Restated Facility 1 Promissory Note (RLOC) in the form attached hereto and made part hereof as Exhibit “A”.
5.Amendment to Loan Documents. To the extent not otherwise provided in this Agreement, the Loan Documents are hereby amended to be consistent with all of the terms and conditions of this Agreement
6.Conditions to Loan Modification. This Agreement shall become effective from and after the satisfaction of each of the following conditions to Lender’s satisfaction:
6.1    Borrower shall have paid to Lender a loan modification fee in the amount of $10,000; and
6.2    Borrower shall have executed and delivered such documents as Lender shall reasonably request.
7.No Offsets, Defenses and Releases. The undersigned hereby (i) represents that neither the undersigned nor any affiliate or principal of the undersigned has any defenses to or setoffs against any Indebtedness or other obligations owing by the undersigned, or by the undersigned's affiliates or principals, to Lender or Lender's affiliates (the "Obligations"), nor any claims against Lender or Lender's affiliates for any matter whatsoever, related to the Obligations, and (ii) releases Lender and Lender's affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that the undersigned has or may have by reason of any matter of any conceivable kind or character whatsoever, related to the Obligations, including the subject matter of this Agreement. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to the undersigned by Lender or Lender's affiliates. As used in this paragraph, the word "undersigned" does not include Lender or any individual signing on behalf of Lender. The undersigned acknowledges that Lender has been induced to enter into or continue the Obligations by, among other things, the waivers and releases in this paragraph.
8.Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control. Except as expressly amended or modified by this Agreement, the Loan Documents remain in full force and effect.
9.Further Assurances and Documentation. Borrower hereby agrees to execute such further and additional documents and instruments as Lender may reasonably require that give full effect to this Agreement and comply with all other conditions Lender imposes.
10.Final Expression, Modification, Assignment. This Agreement is the final expression of the understanding of the parties concerning the subject matter of this Agreement and may not be altered or amended except with the written consent of the parties and may not be contradicted by evidence of any alleged prior or contemporaneous oral agreement. Borrower shall not assign any of their rights or delegate any of its obligations under this Agreement or under the Loan Documents without Lender's written consent.
11.Enforcement. The failure of Lender to promptly enforce any right hereunder shall not operate as a waiver of such right or any other right. Any waiver by Lender must be in writing.
12.Survival. All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Agreement and shall continue in effect so long as the Promissory Note or any portion thereof is outstanding and unpaid, notwithstanding any termination or substitution of this Agreement.
13.Successors and Assigns. All agreements, representations, warranties, and covenants in this Agreement shall bind each party making the same and their successors, assigns, heirs, and beneficiaries, and shall inure to the benefit of and be enforceable by each party for whom made and their respective successors and assigns.
14.Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction only and shall not invalidate or render unenforceable any other provision of this Agreement.
15.Costs and Expenses. Lender shall be entitled to its costs and expenses, including reasonable attorney's fees, incurred in taking any action to enforce any term or condition of this Agreement.
16.Governing Law and Venue. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions.
17.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart. Copies of this Agreement, and fax signatures thereon, shall have the same force, effect and legal status as an original.

18.Document Imaging. Lender shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of the Loan Documents, including, without limitation, this document and the Loan Documents, and Lender may destroy or archive the paper originals. The parties hereto (i) waive any right to insist or require that Lender produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Lender is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, or other imaged copy of this document or any Related Document shall be deemed to be of the same force and effect as the original manually executed document.
19.Legal Capacity and Authority. The parties warrant to each other that they have the legal capacity to enter into this Agreement and perform the obligations it creates; and the individuals signing below have the requisite legal authority to execute this Agreement on their behalf.
[Signature Page Follows]

Dated as of the Effective Date.

LENDER: Zions Bancorporation, N.A. dba Zions First National Bank By:_________________________________ Its:_________________________________
BORROWER: LifeVantage Corporation, a Delaware corporation By:_________________________________ Its: CFO
Lifeline Nutraceuticals Corporation, a Colorado corporation By:_________________________________ Its: President & CEO

EXHIBIT “A”
Amended and Restated Promissory Note

AMENDED AND RESTATED FACILITY 1 PROMISSORY NOTE
(RLOC)
February 1, 2019
(the “Effective Date”)
Borrower:    LifeVantage Corporation, a Delaware corporation
Lifeline Nutraceuticals Corporation, a Colorado corporation
Lender:        Zions Bancorporation, N.A. dba Zions First National Bank
Amount:        $5,000,000
Maturity:    March 30, 2021
For value received, Borrower promises to pay to the Lender, at the address for Lender shown in the Loan Agreement, as defined below, the sum of Five Million Dollars ($5,000,000) or such other principal balance as may be outstanding under the Facility 1 Loan pursuant to the Loan Agreement in lawful money of the United States with interest thereon calculated and payable as provided in the Loan Agreement.
Terms used in the singular shall have the same meaning when used in the plural and vice versa. Terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. For purposes hereof, "Loan Agreement" means the Loan Agreement dated of even date herewith among Zions First National Bank and Borrower together with any exhibits, amendments, addenda, and modifications thereto.
Notwithstanding anything to the contrary, upon and during the continuance of an Event of Default, all outstanding principal hereon shall bear interest at a default rate, both before and after judgment, equal to two percent (2%) per annum above the rates otherwise applicable to the Facility I Loan set forth in the Loan Agreement, which default interest shall be due and payable upon demand.
This promissory note is made in accordance with the Loan Agreement and is secured by the Collateral. All disbursements under this promissory note shall be made in accordance with the Loan Agreement.
If any Event of Default occurs, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.
If this promissory note becomes in default or payment is accelerated, of if any Event of Default occurs, Borrower agrees to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.
This promissory note shall be governed by and construed in accordance with the laws of the State of Utah.
Borrower acknowledges that by execution and delivery of this promissory note Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this promissory note. EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER AND EXCEPT AS PROVIDED IN THE ARBITRATION PROVISIONS IN THE LOAN AGREEMENT, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING OR RELATING TO THIS PROMISSORY NOTE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING THIS PROMISSORY NOTE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.
All obligations of Borrower under this promissory note shall be joint and several.
Borrower and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of nonpayment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.
This Amended and Restated Facility 1 Promissory Note amends and restates that certain note dated March 30, 2016 between Borrower and Lender.

BORROWER: LifeVantage Corporation, a Delaware corporation By:_________________________________ Its: CFO
Lifeline Nutraceuticals Corporation, a Colorado corporation By:_________________________________ Its: President & CEO